UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4269
Van Kampen Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Jerry W. Miller
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 8/31
Date of reporting period: 8/31/08

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Core Plus Fixed Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2008.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/08

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Lehman Brothers U.S. Aggregate Index from 1/31/07 (first month-end after inception) through 8/31/08. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 1/26/07		since 1/26/07		since 1/26/07		since 1/26/07
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charge	charges

Since Inception	–1.52%	–4.49%	–2.19%	–4.50%	–1.89%	–1.89%	–1.28%

1-year	–4.91	–9.45	–5.69	–9.30	–5.47	–6.37	–4.67

30-Day SEC Yield	5.32%		4.86%		4.87%		5.83%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and nonqualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

The Lehman Brothers U.S. Aggregate Index is an unmanaged, broad-based market index that covers the U.S. dollar denominated, investment-grade, fixed-rate, taxable bond market of securities registered with the U.S. Securities and Exchange Commission (the ”SEC”), which includes U.S. Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed securities sectors. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended August 31, 2008

Market Conditions

The 12-month reporting period under review was marked by disrupted credit markets, recession fears, inflation concerns, and a depressed housing market, all of which weighed heavily on investor sentiment and led to heightened volatility in the financial markets.

The Federal Reserve (the “Fed”) intervened on several occasions in an effort to help buoy the markets and the economy, loosening its lending requirements, facilitating the bailout of Bear Stearns by JPMorgan Chase, and reducing the target federal funds rate to 2.0 percent by the end of April. While these measures served to calm the markets temporarily in April and May, news shortly thereafter of additional mortgage-related writedowns by various financial institutions, coupled with growing concerns about inflationary pressures from rising food and energy prices, drove performance back down again in June. The decline continued through the end of the reporting period.

The uncertain environment led investors to favor high-quality securities over riskier assets, which helped Treasuries outpace other U.S. investment-grade sectors. The mortgage market continued to struggle in the wake of the subprime market collapse and ongoing residential housing slump. The non-agency mortgage sector was particularly hard hit. Much of the growth in mortgage issuance in recent years was in these non-traditional mortgages with more lenient borrowing terms, and the availability of these types of loans, as well as liquidity in the sector, has dramatically declined. The corporate bond sector also suffered as credit spreads moved wider throughout most of the period under review. Spread widening was most pronounced within the financials sector, which was the worst performing segment of the corporate market for the overall period.

The financial crisis that has roiled capital markets since 2007 only intensified from September onward. Overnight lending rates rose to extreme levels and inter-bank lending effectively came to a halt as banks refused to lend, raising borrowing costs and hampering economic activity around the world. Banks and other large financial institutions worldwide faced collapse and, in some cases, outright nationalization as governments moved to attempt to shore up the financial system and to protect depositors. Indeed, recent weeks have seen announcements of an array of government actions around the world to support the orderly functioning of credit activity. Volatility in the capital markets has remained elevated, with the CBOE VIX index of equity volatility reaching record levels while a sustained flight to quality briefly sent short-term Treasury yields to negative rates. Such volatility could well remain a significant feature of the markets until the crisis abates.

Performance Analysis

All share classes of Van Kampen Core Plus Fixed Income Fund underperformed the Lehman Brothers U.S. Aggregate Index for the 12 months ended August 31, 2008, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended August 31, 2008

				Lehman Brothers U.S.
Class A	Class B	Class C	Class I	Aggregate Index

–4.91%	–5.69%	–5.47%	–4.67%	5.86%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The primary detractor from the Fund’s performance during the period was an overweight allocation relative to the Lehman Brothers U.S. Aggregate Index in non-agency mortgage securities. The Fund’s holdings here are in CMOs (collateralized mortgage obligations) backed by pools of option adjustable-rate mortgages (ARMs), also known as MTA (moving Treasury average) floaters, made primarily to Alt-A borrowers—those who have relatively strong credit but are not considered “prime” borrowers. Defaults in the subprime market have led to spread widening across the entire residential mortgage market and consequently, the Fund’s positioning had a negative impact on performance.

Other positions, however, were additive to performance. The Fund’s smaller relative allocation to corporate credit was beneficial as it helped reduce the detrimental effect of spread widening in the sector during the period. In the last months of the reporting year, as spreads narrowed, we increased the Fund’s corporate bond exposure to a more neutral stance.

The Fund’s yield-curve positioning was also beneficial. In the first half of 2008, we underweighted longer-maturity issues and overweighted intermediate-maturity issues through the use of interest rate swaps. This strategy helped enhance returns as the spread between these two segments of the yield curve widened and the curve steepened. As of the end of the period, the portfolio had a neutral interest-rate sensitivity and yield curve positioning as we believe further curve steepening is unlikely and current prices reflect more realistic expectations for interest rates, economic growth and inflation.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Asset Allocation as of 8/31/08

Mortgage Backed Securities	41.1%
CMOs	25.2
Corporate Bonds	16.9
Asset Backed Securities	7.4
Adjustable Rate Mortgage Backed Securities	3.6
United States Government Obligations	3.3
Foreign Government Obligations	0.5

Total Long Term Investments	98.0
Total Short-Term Investments	26.5

Total Investments	124.5
Liabilities in Excess of Other Assets	(24.5)

Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Asset Allocation is as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/08 - 8/31/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/08	8/31/08	3/1/08-8/31/08

Class A
Actual	$1,000.00	$908.79	$3.60
Hypothetical	1,000.00	1,021.37	3.81
(5% annual return before expenses)

Class B
Actual	1,000.00	904.80	7.18
Hypothetical	1,000.00	1,017.60	7.61
(5% annual return before expenses)

Class C
Actual	1,000.00	904.71	7.18
Hypothetical	1,000.00	1,017.60	7.61
(5% annual return before expenses)

Class I
Actual	1,000.00	909.94	2.40
Hypothetical	1,000.00	1,022.62	2.54
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.75%, 1.50%, 1.50% and 0.50% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities 41.1%
$2,350	Federal Home Loan Mortgage Corp.	5.000%	06/01/38	$2,208,779
13,850	Federal Home Loan Mortgage Corp., September (a)	5.000	TBA	13,306,817
800	Federal Home Loan Mortgage Corp.	5.500	06/01/38	787,218
19,982	Federal Home Loan Mortgage Corp.	5.500	04/01/37 to 11/01/37	19,723,084
5,900	Federal Home Loan Mortgage Corp., September (a)	5.500	TBA	5,817,955
4,150	Federal Home Loan Mortgage Corp.	6.000	05/01/37 to 08/01/37	4,188,679
1,200	Federal Home Loan Mortgage Corp., September (a)	6.000	TBA	1,209,937
554	Federal Home Loan Mortgage Corp.	7.000	08/01/31 to 06/01/32	582,764
3,412	Federal Home Loan Mortgage Corp.	7.500	12/01/21 to 10/01/32	3,684,501
374	Federal Home Loan Mortgage Corp.	8.000	05/01/30 to 07/01/31	404,249
349	Federal Home Loan Mortgage Corp.	8.500	06/01/30	386,323
21	Federal Home Loan Mortgage Corp.	9.000	01/01/30	22,948
25	Federal Home Loan Mortgage Corp.	9.500	12/01/22	27,127
27	Federal Home Loan Mortgage Corp.	10.000	12/01/19	30,730
41	Federal Home Loan Mortgage Corp.	10.500	12/01/19	47,328
5,000	Federal National Mortgage Association, September (a)	4.500	TBA	4,843,750
383	Federal National Mortgage Association	5.000	06/01/37	368,560
5,200	Federal National Mortgage Association, September (a)	5.000	TBA	5,140,311
1,200	Federal National Mortgage Association	5.500	04/01/38	1,181,906
1,000	Federal National Mortgage Association	5.500	05/01/38	981,172
9,200	Federal National Mortgage Association, September (a)	5.500	TBA	9,086,435
19,575	Federal National Mortgage Association, September (a)	6.000	TB	19,767,696
589	Federal National Mortgage Association	6.500	12/01/31 to 10/01/32	611,374
4,450	Federal National Mortgage Association, September (a)	6.500	TBA	4,577,243
2,739	Federal National Mortgage Association	7.000	01/01/24 to 06/01/35	2,887,912
1,100	Federal National Mortgage Association, September (a)	7.000	TBA	1,150,875
2,342	Federal National Mortgage Association	7.500	03/01/21 to 09/01/32	2,519,058
2,606	Federal National Mortgage Association	8.000	11/01/25 to 06/01/32	2,822,034
677	Federal National Mortgage Association	8.500	06/01/30 to 01/01/31	745,338

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities (Continued)
$13	Federal National Mortgage Association	9.000%	08/01/25	$14,255
263	Federal National Mortgage Association	9.500	07/01/16 to 04/01/30	292,127
138	Federal National Mortgage Association	10.000	11/01/18	156,751
108	Federal National Mortgage Association	10.500	03/01/18 to 03/01/21	123,233
283	Government National Mortgage Association	8.000	01/15/26 to 11/15/29	309,461
22	Government National Mortgage Association	8.500	08/15/26	23,923
119	Government National Mortgage Association	9.000	12/15/19 to 10/15/24	130,133
265	Government National Mortgage Association	9.500	11/15/17 to 09/15/22	290,897
106	Government National Mortgage Association	10.000	04/15/16 to 12/15/21	119,483
32	Government National Mortgage Association	10.500	12/15/20	36,517
137	Government National Mortgage Association	11.000	03/15/16 to 01/15/19	152,319

	Total Mortgage Backed Securities 41.1%			110,761,202

	Collateralized Mortgage Obligations 25.2%
731	Alliance Bancorp Trust (b)	2.712	07/25/37	448,134
655	American Home Mortgage Assets (b) (c)	2.597	03/25/47	375,367
778	American Home Mortgage Assets (b) (c)	2.651	10/25/46	434,845
894	American Home Mortgage Assets (b) (c)	2.662	06/25/47	473,865
466	American Home Mortgage Assets (b) (c)	2.702	05/25/46	173,831
311	American Home Mortgage Assets (b)	2.721	10/25/46	98,170
126	American Home Mortgage Assets (b) (c)	2.721	10/25/46	47,511
206	American Home Mortgage Assets (b) (c)	2.772	06/25/47	35,076
78	American Home Mortgage Assets (b) (c)	2.782	10/25/46	13,223
167	American Home Mortgage Investment Trust (b) (c)	2.662	12/25/46	88,597
2,619	American Home Mortgage Investment Trust (b)	2.662	03/25/46 to 05/25/47	1,383,583

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Collateralized Mortgage Obligations (Continued)
$734	American Home Mortgage Investment Trust (b) (c)	2.772%	09/25/45 to 03/25/46	$179,197
900	Banc of America Commercial Mortgage, Inc.	5.492	02/10/51	802,094
1,200	Banc of America Commercial Mortgage, Inc. (d)	5.838	06/10/49	1,089,991
750	Bear Stearns Commercial Mortgage Securities (d)	5.694	06/11/50	678,512
187	Bear Stearns Mortgage Funding Trust (b) (c)	2.612	03/25/37	107,093
628	Bear Stearns Mortgage Funding Trust (b) (c)	2.642	03/25/37	332,746
338	Bear Stearns Mortgage Funding Trust (b) (c)	2.652	10/25/36	200,198
202	Bear Stearns Mortgage Funding Trust (b) (c)	2.672	03/25/37	68,612
410	Bear Stearns Mortgage Funding Trust (b)	2.682	07/25/36	256,913
147	Bear Stearns Mortgage Funding Trust (b) (c)	2.682	12/25/36	78,046
11,451	Bear Stearns Structured Products, Inc. (c) (e) (f)	*	06/26/36 to 04/25/37	961
315	Citigroup Commercial Mortgage Trust (d)	5.889	12/10/49	287,508
975	Commercial Mortgage Pass-Through Certificates (d)	6.010	12/10/49	896,018
24,071	Countrywide Alternative Loan Trust (f)	*	02/25/37 to 03/20/47	984,442
1,117	Countrywide Alternative Loan Trust (c) (e)	1.559	02/25/47	112
1,667	Countrywide Alternative Loan Trust (d) (f)	2.000	04/25/47	43,754
2,150	Countrywide Alternative Loan Trust (b) (c)	2.612	07/25/46 to 04/25/47	1,474,105
1,734	Countrywide Alternative Loan Trust (c) (e)	2.118	05/25/47	173
225	Countrywide Alternative Loan Trust (b) (c)	2.642	05/25/47	132,403
1,560	Countrywide Alternative Loan Trust (b) (c)	2.662	08/25/46 to 11/25/46	909,831
156	Countrywide Alternative Loan Trust (b)	2.681	03/20/46	97,692
1,361	Countrywide Alternative Loan Trust (b) (c)	2.722	10/25/46	540,075
339	Countrywide Alternative Loan Trust (b)	2.742	07/25/46	135,121

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Collateralized Mortgage Obligations (Continued)
$811	Countrywide Alternative Loan Trust (b) (c)	2.742%	12/25/46	$184,680
138	Countrywide Alternative Loan Trust (b) (c)	2.760	11/20/35	82,249
188	Countrywide Alternative Loan Trust (b) (c)	2.761	06/25/47	108,491
610	Countrywide Alternative Loan Trust (b)	2.771	03/20/46	247,731
194	Countrywide Alternative Loan Trust (b) (c)	2.771	12/20/46	37,467
2,068	Countrywide Alternative Loan Trust (b) (c)	2.772	12/25/35 to 05/25/47	1,043,736
549	Countrywide Alternative Loan Trust (b) (c)	2.811	05/20/46	117,758
568	Countrywide Alternative Loan Trust (b) (c)	2.831	03/20/46	132,629
20,806	Countrywide Alternative Loan Trust (f)	2.931	02/20/47	884,260
754	Countrywide Alternative Loan Trust (b) (c)	2.972	06/25/47	161,408
5,708	Countrywide Alternative Loan Trust (d) (e) (f)	3.163	12/20/35	199,788
4,505	Countrywide Alternative Loan Trust (f)	3.474	09/25/35	64,753
1,931	Countrywide Alternative Loan Trust (b) (c)	4.779	02/25/36	792,229
1,990	Countrywide Home Loans (f)	*	02/25/35	46,651
2,802	Countrywide Home Loans (d) (f)	1.879	10/25/34	33,270
101	Countrywide Home Loans (b)	2.742	04/25/35	66,784
350	Credit Suisse Mortgage Capital Certificates (d)	5.913	06/15/39	319,724
149	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust (b) (c)	4.358	02/25/47	29,958
12	Deutsche Alternative-A Securities, Inc. NIM Trust (Cayman Islands) (e)	6.750	02/25/47	11,313
243	Downey Savings & Loan Association Mortgage Loan Trust (b) (c)	2.606	04/19/48	128,763
177	Downey Savings & Loan Association Mortgage Loan Trust (b) (c)	2.646	04/19/48	60,075
67	Downey Savings & Loan Association Mortgage Loan Trust (b) (c)	2.766	08/19/45	25,094
14,842	Federal Home Loan Mortgage Corp. (REMIC) (b)	2.807	05/15/37	14,067,708
2,876	Federal Home Loan Mortgage Corp. (REMIC) (b)	2.817	12/15/30	2,835,180

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Collateralized Mortgage Obligations (Continued)
$2,705	Federal Home Loan Mortgage Corp. (REMIC) (b)	2.967%	07/15/28	$2,689,123
273	Federal Home Loan Mortgage Corp. (REMIC) (b) (f)	3.500	03/15/24	17,824
21,998	Federal National Mortgage Association (REMIC) (d) (f)	2.753	08/25/34	517,287
2,493	Federal National Mortgage Association (REMIC) (d) (f)	2.689	03/25/36	60,768
14,204	Federal National Mortgage Association (REMIC) (b)	2.812	06/25/37	13,450,359
12,417	Federal National Mortgage Association (REMIC) (d) (f)	4.038	07/25/36	496,660
188	Federal National Mortgage Association (REMIC) (f)	6.000	07/25/33	40,541
150	Federal National Mortgage Association (STRIPS) (f)	6.500	06/01/31	41,481
153	Federal National Mortgage Association (REMIC) (f)	6.500	05/25/33	34,308
77	Federal National Mortgage Association (REMIC) (f)	7.000	05/25/33	20,441
279	Federal National Mortgage Association (STRIPS) (f)	8.000	12/01/31	71,389
2,450	Government National Mortgage Association (b)	3.071	08/20/30	2,428,412
96	Government National Mortgage Association (b) (f)	6.134	08/16/29	10,496
263	Greenpoint Mortgage Funding Trust (b) (c)	2.642	04/25/47	149,642
1,861	Greenpoint Mortgage Funding Trust (b) (c)	2.672	03/25/47	1,060,589
455	Greenpoint Mortgage Funding Trust (b)	2.762	02/25/36	285,301
104	Greenpoint Mortgage Funding Trust (b)	2.792	03/25/36	42,085
408	Greenpoint Mortgage Funding Trust (b)	5.079	03/25/36	259,102
4,104	Harborview Mortgage Loan Trust (f) (d)	2.315	11/19/34	39,119
2,322	Harborview Mortgage Loan Trust (b) (c)	2.646	11/19/36 to 04/19/38	1,215,759
1,518	Harborview Mortgage Loan Trust (b)	2.666	09/19/46	925,514
1,244	Harborview Mortgage Loan Trust (b) (c)	2.666	01/25/47	422,798
297	Harborview Mortgage Loan Trust (b) (c)	2.706	11/19/36	100,946

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Collateralized Mortgage Obligations (Continued)
$206	Harborview Mortgage Loan Trust (b) (c)	2.716%	09/19/36	$74,367
452	Harborview Mortgage Loan Trust (b) (c)	2.721	08/21/36	153,688
81	Harborview Mortgage Loan Trust (b) (c)	2.826	02/19/36	30,207
422	Harborview Mortgage Loan Trust (b) (c)	2.846	11/19/35	153,795
93	Harborview Mortgage Loan Trust (b) (c)	2.921	06/20/35	32,376
320	Harborview Mortgage Loan Trust (b) (c)	5.079	10/19/35	190,558
403	Indymac Index Mortgage Loan Trust (b)	2.572	02/25/37	337,355
294	Indymac Index Mortgage Loan Trust (b) (c)	2.682	11/25/36	155,637
81	Indymac Index Mortgage Loan Trust (b) (c)	2.752	03/25/35	49,006
950	JP Morgan Chase Commercial Mortgage Securities Corp. (d)	5.937	02/12/49	867,968
625	LB-UBS Commercial Mortgage Trust (d)	5.866	09/15/45	571,946
164	Luminent Mortgage Trust (b) (c)	2.692	12/25/36	54,588
129	Luminent Mortgage Trust (b)	2.722	05/25/36	53,372
265	Luminent Mortgage Trust (b)	2.752	02/25/46	106,767
166	MASTR Adjustable Rate Mortgages Trust (b) (c)	2.722	04/25/46	64,292
763	MASTR Adjustable Rate Mortgages Trust (b) (c)	4.230	04/25/46	165,547
2,134	Residential Accredit Loans, Inc. (e) (c)	*	03/25/47 to 05/25/47	213
230	Residential Accredit Loans, Inc. (b) (c)	2.612	03/25/37	121,676
1,541	Residential Accredit Loans, Inc. (b)	2.632	01/25/37 to 03/25/47	934,717
134	Residential Accredit Loans, Inc. (b)	2.662	02/25/37	47,302
210	Residential Accredit Loans, Inc. (b)	2.672	03/25/47	80,060
1,521	Residential Accredit Loans, Inc. (b) (c)	2.672	05/25/47	889,343
121	Residential Accredit Loans, Inc. (b) (c)	2.702	05/25/46	40,485
1,682	Residential Accredit Loans, Inc. (b)	2.732	05/25/47	625,604
1,129	Residential Accredit Loans, Inc. (b) (c)	2.742	02/25/46	598,569
76	Residential Accredit Loans, Inc. (b) (c)	2.872	10/25/45	25,932

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Collateralized Mortgage Obligations (Continued)
$161	Structured Adjustable Rate Mortgage Loan Trust (b)	2.782%	07/25/35	$84,421
901	Structured Asset Mortgage Investments, Inc. (b) (c)	2.652	09/25/47	493,034
475	Structured Asset Mortgage Investments, Inc. (b) (c)	2.662	02/25/36 to 02/25/37	191,817
165	Structured Asset Mortgage Investments, Inc. (b) (c)	2.672	01/25/37	55,938
750	Structured Asset Mortgage Investments, Inc. (b) (c)	2.682	01/25/37	254,944
54	Structured Asset Mortgage Investments, Inc. (b)	2.732	05/25/46	22,778
87	Structured Asset Mortgage Investments, Inc. (b)	2.742	04/25/36	35,503
78	Structured Asset Mortgage Investments, Inc. (b) (c)	2.752	07/25/46	17,440
130	Structured Asset Mortgage Investments, Inc. (b)	2.782	02/25/36	52,892
11,416	Washington Mutual Mortgage Pass-Through Certificates (f)	*	09/25/46 to 03/25/47	93,021
58	Washington Mutual Mortgage Pass-Through Certificates (b) (c)	2.662	07/25/46	33,373
488	Washington Mutual Mortgage Pass-Through Certificates (b) (c)	2.672	02/25/47	140,973
92	Washington Mutual Mortgage Pass-Through Certificates (b) (c)	2.752	07/25/46	19,808
679	Washington Mutual Mortgage Pass-Through Certificates (b) (c)	2.762	11/25/46	124,484
225	Washington Mutual Mortgage Pass-Through Certificates (b) (c)	2.822	06/25/46	27,000
82	Washington Mutual Mortgage Pass-Through Certificates (b)	2.832	07/25/45 to 10/25/45	33,725
2,743	Washington Mutual Mortgage Pass-Through Certificates (f) (d)	2.888	01/25/45	34,287
58	Washington Mutual Mortgage Pass-Through Certificates (b)	4.019	04/25/46	25,542
440	Washington Mutual Mortgage Pass-Through Certificates (b) (c)	4.019	05/25/46	257,302
1,225	Washington Mutual Mortgage Pass-Through Certificates (b) (c)	4.079	08/25/46	649,353
96	Washington Mutual Mortgage Pass-Through Certificates (b)	4.529	10/25/45	61,019

	Total Collateralized Mortgage Obligations 25.2%			68,063,466

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Corporate Bonds 16.9% Aerospace & Defense 0.0%
$77	Systems 2001 Asset Trust LLC (Cayman Islands) (e)	6.664%	09/15/13	$77,411

	Automotive 0.2%
260	DaimlerChrysler NA Holding LLC	8.500	01/18/31	268,030
210	Harley-Davidson Funding Corp. (e)	6.800	06/15/18	205,480

				473,510

	Banking 1.9%
100	Bank of America Corp.	5.650	05/01/18	92,418
655	Bank of America Corp.	5.750	12/01/17	612,092
210	Bank of New York Mellon Corp.	4.500	04/01/13	205,442
205	Citigroup, Inc.	5.875	05/29/37	173,382
330	Citigroup, Inc.	6.125	05/15/18	309,084
470	Citigroup, Inc. (d)	8.400	04/29/49	399,627
360	HBOS PLC (United Kingdom) (e)	6.750	05/21/18	325,690
1,130	JPMorgan Chase & Co.	4.750	05/01/13	1,090,482
160	Nationwide Building Society (United Kingdom) (e)	4.250	02/01/10	157,731
600	Unicredito Luxembourg Finance (Luxembourg) (b) (e)	2.846	10/24/08	599,793
160	Wachovia Capital Trust III (d)	5.800	03/15/42	86,443
845	Wachovia Corp.	5.500	05/01/13	776,628
300	Wells Fargo & Co.	5.625	12/11/17	288,865

				5,117,677

	Brokerage 1.6%
320	Bear Stearns Co., Inc.	5.550	01/22/17	299,091
305	Bear Stearns Co., Inc.	7.250	02/01/18	316,558
765	Credit Suisse NY (Switzerland)	6.000	02/15/18	735,280
700	Goldman Sachs Group, Inc.	6.150	04/01/18	670,783
480	Goldman Sachs Group, Inc.	6.750	10/01/37	423,569
490	Lehman Brothers Holdings, Inc. (h)	5.750	01/03/17	416,900
425	Lehman Brothers Holdings, Inc. (h)	6.500	07/19/17	376,824
395	Lehman Brothers Holdings, Inc. (h)	6.875	07/17/37	324,327
215	Merrill Lynch & Co., Inc.	6.110	01/29/37	161,783
765	Merrill Lynch & Co., Inc.	6.875	04/25/18	705,774

				4,430,889

	Chemicals 0.1%
230	E.I. Du Pont de Nemours	6.000	07/15/18	234,881
105	Monsanto Co.	5.125	04/15/18	102,966

				337,847

	Construction Machinery 0.0%
115	Caterpillar Financial Services Corp.	4.900	08/15/13	115,524

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Consumer Products 0.1%
$385	Philips Electronics NV (Netherlands)	5.750%	03/11/18	$381,137

	Diversified Manufacturing 0.7%
70	Brookfield Asset Management, Inc. (Canada)	5.800	04/25/17	61,634
50	Brookfield Asset Management, Inc. (Canada)	8.125	12/15/08	50,465
85	Cooper Industries, Inc.	5.250	11/15/12	86,126
1,050	General Electric Co.	5.250	12/06/17	1,016,589
270	Honeywell International, Inc.	5.300	03/01/18	268,310
210	Parker Hannifin Corp.	5.500	05/15/18	211,880
75	Tyco Electronics Group SA (Luxembourg)	5.950	01/15/14	75,004

				1,770,008

	Electric 1.2%
10	Appalachian Power Co.	5.650	08/15/12	9,983
40	Arizona Public Service Co.	5.800	06/30/14	38,490
50	Consumers Energy Co.	4.400	08/15/09	50,166
35	Detroit Edison Co.	6.125	10/01/10	36,369
160	Entergy Gulf States, Inc. (b)	3.081	12/01/09	157,258
211	Entergy Gulf States, Inc. (b) (e)	3.426	12/08/08	210,949
555	E.ON International Finance BV (Netherlands) (e)	5.800	04/30/18	547,342
345	Israel Electric Corp. Ltd. (Israel) (e)	7.250	01/15/19	348,986
350	NiSource Finance Corp. (b)	3.381	11/23/09	341,022
180	Nisource Finance Corp.	6.800	01/15/19	175,386
75	NiSource Finance Corp.	7.875	11/15/10	77,975
25	Ohio Edison Co.	6.400	07/15/16	24,862
55	Ohio Power Co., Ser K	6.000	06/01/16	54,362
200	Peco Energy Co.	5.350	03/01/18	198,401
190	PPL Energy Supply LLC	6.300	07/15/13	192,380
195	Public Service Colorado	6.500	08/01/38	201,736
225	Southwestern Electric Power Co.	6.450	01/15/19	224,323
45	Union Electric Co.	6.400	06/15/17	44,729
245	Union Electric Co.	6.700	02/01/19	248,849

				3,183,568

	Financial 0.1%
40	Capmark Financial Group, Inc.	5.875	05/10/12	25,833
20	Capmark Financial Group, Inc.	6.300	05/10/17	11,817
300	NYSE Euronext	4.800	06/28/13	296,846
70	Prologis	6.625	05/15/18	64,596

				399,092

	Food/Beverage 0.6%
255	Archer-Daniels-Midland Co.	5.450	03/15/18	250,631
40	ConAgra Foods, Inc.	7.000	10/01/28	40,320
195	ConAgra Foods, Inc.	8.250	09/15/30	221,806

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Food/Beverage (Continued)
$195	Dr. Pepper Snapple Group, Inc. (e)	6.820%	05/01/18	$198,911
390	FBG Finance Ltd. (Australia) (e)	5.125	06/15/15	366,237
165	General Mills, Inc.	5.250	08/15/13	166,239
340	Kraft Foods, Inc.	6.125	08/23/18	334,128
30	Pilgrim’s Pride Corp.	7.625	05/01/15	26,700
50	Yum! Brands, Inc.	8.875	04/15/11	53,762

				1,658,734

	Gaming 0.1%
240	MGM Mirage, Inc.	6.000	10/01/09	236,400

	Health Care 0.5%
280	Baxter International, Inc.	4.625	03/15/15	272,222
110	Baxter International, Inc.	5.375	06/01/18	109,906
290	Covidien International Finance SA (Luxembourg)	6.000	10/15/17	294,470
245	Medco Health Solutions, Inc.	7.125	03/15/18	253,023
305	UnitedHealth Group, Inc.	6.000	02/15/18	292,582

				1,222,203

	Independent Energy 0.3%
100	Gaz Capital SA (Luxembourg) (e)	6.510	03/07/22	84,990
380	Questar Market Resources, Inc.	6.800	04/01/18	384,404
320	XTO Energy, Inc.	5.500	06/15/18	297,398

				766,792

	Integrated Energy 0.7%
370	ConocoPhillips	5.200	05/15/18	367,604
220	Consumers Energy Co.	4.000	05/15/10	219,500
600	Consumers Energy Co.	4.800	02/17/09	602,011
155	Marathon Oil Corp.	5.900	03/15/18	149,690
245	Marathon Oil Corp.	6.000	10/01/17	242,710
300	Petro-Canada (Canada)	6.050	05/15/18	291,015

				1,872,530

	Life Insurance 0.4%
115	American International Group, Inc. (e)	8.250	08/15/18	113,559
275	MetLife, Inc.	6.817	08/15/18	276,206
25	Platinum Underwriters Finance, Inc.	7.500	06/01/17	23,791
140	Prudential Financial, Inc.	6.625	12/01/37	131,913
430	Xlliac Global Funding (e)	4.800	08/10/10	418,571

				964,040

	Lodging 0.1%
210	Starwood Hotels & Resorts Worldwide, Inc.	6.750	05/15/18	190,661

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Media-Cable 0.6%
$30	Comcast Cable Communications, Inc.	7.125%	06/15/13	$31,909
710	Comcast Corp.	5.700	05/15/18	675,950
20	Comcast Corp.	6.500	01/15/15	20,332
300	COX Communications, Inc. (e)	6.250	06/01/18	299,210
25	Echostar DBS Corp.	6.625	10/01/14	23,062
295	Time Warner Cable, Inc.	6.750	07/01/18	298,359
360	Time Warner, Inc.	5.875	11/15/16	341,696

				1,690,518

	Media-Noncable 0.5%
225	Grupo Televisa SA (Mexico)	6.000	05/15/18	221,193
175	Interpublic Group of Cos., Inc.	6.250	11/15/14	150,063
130	Pearson Dollar Finance Two PLC (United Kingdom) (e)	6.250	05/06/18	128,237
460	Viacom, Inc.	6.875	04/30/36	416,604
550	Vivendi (France) (e)	6.625	04/04/18	543,678

				1,459,775

	Metals 0.3%
270	ArcelorMittal (Luxembourg) (e)	6.125	06/01/18	260,126
150	GTL Trade Finance, Inc. (British Virgin Islands) (e)	7.250	10/20/17	151,284
420	Rio Tinto Finance USA Ltd. (Australia)	6.500	07/15/18	423,331

				834,741

	Noncaptive-Consumer Finance 1.2%
425	American Express Credit Corp.	7.300	08/20/13	432,178
35	American General Finance Corp.	4.625	05/15/09	34,242
1,725	General Electric Capital Corp.	5.625	05/01/18	1,680,159
15	Household Finance Corp.	6.375	10/15/11	15,145
115	Household Finance Corp.	8.000	07/15/10	119,432
1,040	HSBC Finance Corp.	5.500	01/19/16	1,010,592
40	SLM Corp.	4.000	01/15/10	36,009

				3,327,757

	Oil Field Services 0.1%
170	Weatherford International Ltd. (Bermuda)	6.000	03/15/18	166,205

	Paper 0.1%
395	Nine Dragons Paper Holdings Ltd. (Bermuda) (e)	7.875	04/29/13	366,532

	Pharmaceuticals 0.8%
350	Amgen, Inc.	5.850	06/01/17	352,462
235	AstraZeneca PLC (United Kingdom)	5.900	09/15/17	244,515
315	Biogen Idec, Inc.	6.875	03/01/18	322,484
390	Bristol-Myers Squibb Co.	5.450	05/01/18	389,534

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pharmaceuticals (Continued)
$345	GlaxoSmithKline Capital, Inc.	5.650%	05/15/18	$346,628
150	Hospira, Inc. (b)	3.281	03/30/10	145,458
150	Wyeth	5.450	04/01/17	150,656
70	Wyeth	5.500	02/15/16	70,924

				2,022,661

	Pipelines 0.6%
105	CenterPoint Energy Resources Corp.	6.250	02/01/37	92,503
70	CenterPoint Energy Resources Corp.	7.875	04/01/13	74,469
239	Colorado Interstate Gas Co.	6.800	11/15/15	242,677
220	Equitable Resources, Inc.	6.500	04/01/18	223,287
300	Kinder Morgan Finance Co. (Canada)	5.700	01/05/16	279,375
440	Plains All American Pipeline	6.700	05/15/36	396,993
25	Texas Eastern Transmission Corp.	7.000	07/15/32	24,033
275	TransCanada Pipelines Ltd. (Canada)	6.500	08/15/18	278,217

				1,611,554

	Property & Casualty Insurance 0.6%
180	Ace INA Holdings, Inc.	5.600	05/15/15	169,560
730	AIG SunAmerica Global Financing VI (e)	6.300	05/10/11	725,464
480	Berkshire Hathaway Finance Corp. (e)	5.400	05/15/18	478,659
60	Chubb Corp.	5.750	05/15/18	57,674
100	Farmers Exchange Capital (e)	7.050	07/15/28	83,827
185	Travelers Cos, Inc.	5.800	05/15/18	177,798

				1,692,982

	Railroads 0.2%
440	Burlington Northern Santa Fe Corp.	6.125	03/15/09	443,147
115	Canadian National Railway Co. (Canada)	5.550	05/15/18	115,254
60	Union Pacific Corp.	5.450	01/31/13	60,108

				618,509

	Retailers 0.5%
260	CVS Caremark Corp.	5.750	06/01/17	254,995
43	CVS Lease Pass-Through Trust (e)	6.036	12/10/28	40,073
70	Home Depot, Inc. (b)	2.901	12/16/09	68,069
115	Macy’s Retail Holdings, Inc.	5.950	11/01/08	114,986
190	Macy’s Retail Holdings, Inc.	6.625	09/01/08	190,000
230	Walgreen Co.	4.875	08/01/13	232,381
380	Wal-Mart Stores, Inc.	4.250	04/15/13	381,790

				1,282,294

	Supermarkets 0.2%
105	Delhaize America, Inc.	9.000	04/15/31	122,075
115	Kroger Co.	5.000	04/15/13	113,573
165	Kroger Co.	6.400	08/15/17	168,881

				404,529

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Technology 0.6%
$295	Dell, Inc. (e)	5.650%	04/15/18	$287,833
265	Fiserv, Inc.	6.800	11/20/17	269,768
120	Hewlett-Packard Co.	5.500	03/01/18	118,388
265	KLA Instruments Corp.	6.900	05/01/18	261,034
90	LG Electronics, Inc. (South Korea) (e)	5.000	06/17/10	88,851
370	Oracle Corp.	5.750	04/15/18	371,734
275	Xerox Corp.	6.350	05/15/18	266,490

				1,664,098

	Tobacco 0.2%
345	Philip Morris International, Inc.	5.650	05/16/18	340,038
300	Reynolds American, Inc.	6.500	07/15/10	309,062

				649,100

	Wireless 0.2%
270	Rogers Communications, Inc. (Canada)	6.800	08/15/18	274,292
145	Vodafone Group PLC (United Kingdom)	5.625	02/27/17	140,313

				414,605

	Wireline 1.6%
580	AT&T Corp.	8.000	11/15/31	664,813
120	AT&T, Inc.	5.600	05/15/18	117,801
365	AT&T, Inc.	6.300	01/15/38	345,292
205	Deutsche Telekom International Finance BV (Netherlands)	8.750	06/15/30	226,522
475	France Telecom, SA (France)	8.500	03/01/31	570,914
200	Sprint Capital Corp.	8.750	03/15/32	194,975
155	Sprint Nextel Corp.	6.000	12/01/16	141,661
65	Telecom Italia Capital (Luxembourg)	4.875	10/01/10	64,666
335	Telecom Italia Capital (Luxembourg)	4.950	09/30/14	303,962
460	Telecom Italia Capital (Luxembourg)	6.999	06/04/18	450,732
510	Telefonica Europe BV (Netherlands)	8.250	09/15/30	578,359
610	Verizon Communications, Inc.	5.500	02/15/18	584,451

				4,244,148

	Total Corporate Bonds 16.9%			45,648,031

	Asset Backed Securities 7.4%
274	ACE Securities Corp. (b)	2.792	05/25/34	195,365
125	American Express Credit Account Master Trust (b)	2.467	10/15/12	122,911
172	Argent Securities, Inc. (b)	2.922	04/25/34	149,822
37	Bayview Financial Acquisition Trust (b)	2.569	11/28/36	36,221
455	Bear Stearns Asset Backed Securities Trust (b)	2.572	01/25/37	417,918

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Asset Backed Securities (Continued)
$400	Capital Auto Receivables Asset Trust (b)	2.477%	04/15/11	$391,694
2,100	Capital Auto Receivables Asset Trust (b)	2.527	07/15/10	2,080,888
496	Capital Auto Receivables Asset Trust (b)	2.527	05/15/11	487,092
625	Capital One Multi-Asset Execution Trust	5.750	07/15/20	568,457
44	Carrington Mortgage Loan Trust (b)	2.542	10/25/36	43,951
331	Carrington Mortgage Loan Trust (b)	2.592	02/25/37	318,462
150	Citibank Credit Card Issuance Trust (b)	2.791	03/22/12	147,541
475	Citibank Credit Card Issuance Trust	5.650	09/20/19	439,542
677	Citigroup Mortgage Loan Trust, Inc. (b)	2.542	01/25/37	516,310
52	Countrywide Asset-Backed Certificates (b)	2.672	07/25/34	40,528
413	Countrywide Asset-Backed Certificates (b)	2.862	11/25/34	346,322
410	Countrywide Asset-Backed Certificates (b)	3.152	06/25/33	378,387
17	Credit-Based Asset Servicing and Securitization LLC (b)	2.512	07/25/36	16,474
184	Credit Based Asset Servicing and Securitization LLC (b)	2.532	06/25/36	183,065
119	Credit Based Asset Servicing and Securitization LLC (b)	2.542	01/25/37	111,849
700	Discover Card Master Trust	5.650	03/16/20	698,496
189	Fieldstone Mortgage Investment Corp. (b)	2.542	11/25/36	182,647
701	First Franklin Mortgage Loan Certificates (b)	2.522	03/25/37	666,049
997	Ford Credit Auto Owner Trust (b)	2.477	04/15/10	994,317
1,400	Ford Credit Auto Owner Trust (b)	3.067	07/15/10	1,400,896
310	GSAMP Trust (b)	2.542	12/25/36	286,011
260	GSAMP Trust (b)	2.542	01/25/37	245,219
385	GSAMP Trust (b)	2.581	03/25/47	361,200
64	Indymac Residential Asset Backed Trust (b)	2.602	04/25/37	61,850
26	Nationstar Home Equity Loan Trust (b)	3.171	09/25/36	25,696
61	New Century Home Equity Loan Trust (b)	2.842	08/25/34	49,166
642	Newcastle Mortgage Securities Trust (b)	2.602	04/25/37	582,715

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Asset Backed Securities (Continued)
$1,100	Nissan Auto Receivables Owner Trust (b)	2.967%	05/17/10	$1,098,323
15	Novastar Home Equity Loan (b)	2.542	11/25/36	15,008
668	Provident Bank Home Equity Loan Trust (b)	3.012	08/25/31	479,370
109	Renaissance Home Equity Loan Trust (b)	2.582	06/25/37	100,912
285	Residential Asset Mortgage Products, Inc. (b)	2.542	08/25/36	279,207
144	Residential Asset Mortgage Products, Inc. (b)	2.542	02/25/37	133,452
126	Residential Asset Mortgage Products, Inc. (b)	2.562	10/25/36	119,201
139	Residential Asset Securities Corp. (b)	2.552	10/25/36	136,957
281	Residential Asset Securities Corp. (b)	2.582	04/25/37	267,874
165	Securitized Asset Backed Receivables LLC (b)	2.552	11/25/36	160,678
438	Securitized Asset Backed Receivables LLC (b)	2.582	02/25/37	408,888
729	Securitized Asset Backed Receivables LLC (b)	2.602	05/25/37	640,258
254	SLM Student Loan Trust (b)	2.790	10/27/14	252,560
199	Soundview Home Equity Loan Trust (b)	2.552	01/25/37	194,463
642	Soundview Home Equity Loan Trust (b)	2.552	06/25/37	616,769
1,201	Soundview Home Equity Loan Trust (b)	2.582	02/25/37	1,112,399
389	Specialty Underwriting & Residential Finance (b)	2.592	03/25/37	358,246
42	Specialty Underwriting & Residential Finance (b)	2.742	05/25/35	31,825
72	Structured Asset Investment Loan Trust (b)	2.842	11/25/33	65,558
73	Structured Asset Securities Corp. (b)	2.562	02/25/37	71,897
489	Structured Asset Securities Corp. (b)	2.562	06/25/37	445,211
317	Structured Asset Securities Corp. (b) (e)	2.592	01/25/37	296,371
125	TXU Electric Delivery Transition Bond Company	4.810	11/17/14	124,610

	Total Asset Backed Securities 7.4%			19,957,098

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Adjustable Rate Mortgage Backed Securities 3.6%
$320	Federal Home Loan Mortgage Corp. (b)	5.299%	04/01/37	$322,038
105	Federal Home Loan Mortgage Corp. (b)	5.559	04/01/37	106,266
555	Federal Home Loan Mortgage Corp. (b)	5.685	01/01/37	566,656
281	Federal Home Loan Mortgage Corp. (b)	5.721	01/01/37	283,767
273	Federal Home Loan Mortgage Corp. (b)	5.819	04/01/37	275,515
221	Federal Home Loan Mortgage Corp. (b)	5.852	04/01/37	225,526
557	Federal Home Loan Mortgage Corp. (b)	5.860	10/01/36	569,894
66	Federal Home Loan Mortgage Corp. (b)	5.966	01/01/37	67,766
711	Federal National Mortgage Association (b)	4.514	11/01/33	720,821
355	Federal National Mortgage Association (b)	4.735	06/01/36	356,681
390	Federal National Mortgage Association (b)	5.114	11/01/35	391,425
411	Federal National Mortgage Association (b)	5.247	03/01/37	416,444
308	Federal National Mortgage Association (b)	5.284	03/01/36	314,361
1,187	Federal National Mortgage Association (b)	5.322	12/01/35	1,219,007
1,565	Federal National Mortgage Association (b)	5.335	10/01/35	1,607,623
1,034	Federal National Mortgage Association (b)	5.339	11/01/35	1,062,035
472	Federal National Mortgage Association (b)	5.480	04/01/37	478,149
464	Federal National Mortgage Association (b)	5.811	05/01/37	472,505
99	Federal National Mortgage Association (b)	5.979	04/01/37	101,243
28	Government National Mortgage Association II (b)	5.125	10/20/27	28,314
207	Government National Mortgage Association II (b)	5.375	01/20/25 to 06/20/25	209,338

	Total Adjustable Rate Mortgage Backed Securities 3.6%			9,795,374

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	United States Government Obligations 3.3%
$6,600	United States Treasury Bond	4.500%	02/15/36	$6,668,066
1,200	United States Treasury Bond	5.375	02/15/31	1,353,938
700	United States Treasury Bond	6.125	08/15/29	856,790

	Total United States Government Obligations 3.3%			8,878,794

	Foreign Government Obligations 0.5%
995	Brazilian Government International Bond (Brazil)	6.000	01/17/17	1,021,368
135	Korea Railroad Corp. (Republic of Korea (South Korea)) (e)	5.375	05/15/13	132,403
700	Mexico United Mexican States (Mexico)	9.500%	12/18/14	71,649

	Total Foreign Government Obligations 0.5%			1,225,420

	Total Long-Term Investments 98.0% (Cost $287,356,821)			$264,329,385

Short-Term Investments 26.5% Repurchase Agreements 10.1%
Banc of America Securities ($8,425,748 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.08%, dated 08/29/08, to be sold on 09/02/08 at $8,427,695)				8,425,748
Citigroup Global Markets, Inc. ($8,425,748 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.10%, dated 08/29/08, to be sold on 09/02/08 at $8,427,714)				8,425,748
JPMorgan Chase & Co. ($2,527,724 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.11%, dated 08/29/08, to be sold on 09/02/08 at $2,528,317)				2,527,724
State Street Bank & Trust Co. ($7,855,780 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.75%, dated 08/29/08, to be sold on 09/02/08 at $7,857,307)				7,855,780

Total Repurchase Agreements 10.1%				27,235,000

United States Government Agency Obligations 16.4%
Federal Home Loan Bank Discount Notes ($8,200,000 par, yielding 2.210%, 09/12/08 maturity)				8,195,498
Federal Home Loan Mortgage Corp. Discount Notes ($8,200,000 par, yielding 2.210%, 09/08/08 maturity)				8,197,302
Federal National Mortgage Association Discount Notes ($8,200,000 par, yielding 2.346%, 10/01/08 maturity)				8,184,051
United States Cash Management Bill ($13,000,000 par, yielding 1.945%, 09/15/08 maturity)				12,990,319

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Description	Value

United States Government Agency Obligations (Continued)
United States Treasury Bill ($1,575,000 par, yielding 1.816%, 10/09/08 maturity) (g)	$1,572,043
United States Treasury Bill ($5,000,000 par, yielding 1.751%, 09/18/08 maturity)	4,995,927

Total United States Government Agency Obligations 16.4%	44,135,140

Total Short-Term Investments 26.5% (Cost $71,370,140)	71,370,140

Total Investments 124.5% (Cost $358,726,961)	335,699,525

Liabilities in Excess of Other Assets (24.5%)	(65,966,952)

Net Assets 100.0%	$269,732,573

Percentages are calculated as a percentage of net assets.

*	Zero coupon bond

(a)	Security purchased on a when-issued, delayed delivery or forward commitment basis.

(b)	Floating Rate Coupon

(c)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(d)	Variable Rate Coupon

(e)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f)	IO—Interest Only

(g)	All or a portion of this security has been physically segregated in connection with open futures contracts and swap contracts.

(h)	On September 15, 2008, Lehman Brothers Holdings, Inc. filed for bankruptcy.

REMIC—Real Estate Mortgage Investment Conduits
STRIPS—Separate Trading of Registered Interest and Principal of Securities
TBA—To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Futures contracts outstanding as of August 31, 2008:

		Unrealized
		Appreciation/
	Contracts	Depreciation

Long Contracts:
Interest Rate Swap 5-Year Futures, September 2008 (Current Notional Value of $108,797 per contract)	116	$151,637
Interest Rate Swap 10-Year Futures, September 2008 (Current Notional Value of $111,969 per contract)	35	66,864
U.S. Treasury Bond Futures, December 2008 (Current Notional Value of $117,313 per contract)	69	(23,848)
U.S. Treasury Notes 2-Year Futures, December 2008 (Current Notional Value of $212,281 per contract)	140	6,323
U.S. Treasury Notes 5-Year Futures, December 2008 (Current Notional Value of $111,938 per contract)	2	(122)
U.S. Treasury Notes 5-Year Futures, September 2008 (Current Notional Value of $112,453 per contract)	1	1,045

Total Long Contracts:	363	201,899

Short Contracts:
EuroDollar Futures, December 2008 (Current Notional Value of $242,563 per contract)	2	370
EuroDollar Futures, December 2009 (Current Notional Value of $241,075 per contract)	9	(4,968)
EuroDollar Futures, December 2010 (Current Notional Value of $239,238 per contract)	5	408
EuroDollar Futures, June 2009 (Current Notional Value of $242,288 per contract)	27	(9,534)
EuroDollar Futures, June 2010 (Current Notional Value of $240,050 per contract)	26	(14,126)
EuroDollar Futures, March 2009 (Current Notional Value of $242,600 per contract)	2	(205)
EuroDollar Futures, March 2010 (Current Notional Value of $240,563 per contract)	9	(2,974)
EuroDollar Futures, March 2011 (Current Notional Value of $239,038 per contract)	4	2,039
EuroDollar Futures, September 2008 (Current Notional Value of $242,944 per contract)	4	1,264
EuroDollar Futures, September 2009 (Current Notional Value of $241,775 per contract)	10	(11,577)
EuroDollar Futures, September 2010 (Current Notional Value of $239,625 per contract)	7	(1,319)
U.S. Treasury Notes 10-Year Futures, December 2008 (Current Notional Value of $115,500 per contract)	122	(46,804)

Total Short Contracts:	227	(87,426)

	590	$114,473

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Swap agreements outstanding as of August 31, 2008:
Credit Default Swaps

			Pay/
			Receive		Notional
		Buy/Sell	Fixed	Expiration	Amount	Upfront
Counterparty	Reference Entity	Protection	Rate	Date	(000)	Payments	Value

Bank of America, N.A.	Carnival Corporation	Buy	1.570%	03/20/18	$190	$0	$(2,299)
Bank of America, N.A.	Goodrich Corporation	Buy	0.700	03/20/13	305	0	(2,038)
Bank of America, N.A.	Goodrich Corporation	Buy	0.820	03/20/18	160	0	(2,050)
Bank of America, N.A.	Textron Financial Corporation	Buy	0.800	03/20/18	175	0	8,687
Citibank, N.A. Corporation	Eaton	Buy	0.820	03/20/18	160	0	898
Credit Suisse International Inc.	Arrow Electronics,	Buy	1.000	03/20/15	300	0	(5,413)
Goldman Sachs Capital Markets, L.P.	Avalonbay Communities, Inc.	Buy	3.050	03/20/13	155	0	(6,637)
Goldman Sachs Capital Markets, L.P.	Coca-Cola Enterprises, Inc.	Buy	0.588	03/20/13	625	0	(4,399)
Goldman Sachs Capital Markets, L.P.	Dell, Inc.	Buy	0.220	03/20/12	65	0	879
Goldman Sachs Capital Markets, L.P.	Eaton Corporation	Buy	0.970	03/20/18	170	0	(1,014)
Goldman Sachs Capital Markets, L.P.	Eli Lilly and Company	Buy	0.330	03/20/13	105	0	(558)
Goldman Sachs Capital Markets, L.P.	Goodrich Corporation	Buy	0.470	03/20/18	150	0	2,187
Goldman Sachs Capital Markets, L.P.	Sealed Air Corporation	Buy	1.080	03/20/18	190	0	10,456
Goldman Sachs Capital Markets, L.P.	Sealed Air Corporation	Buy	1.240	03/20/18	90	0	3,916
Goldman Sachs Capital Markets, L.P.	The Chubb Corporation	Buy	0.110	03/20/12	125	0	1,979
Goldman Sachs Capital Markets, L.P. Group, Inc.	The Hartford Financial Services	Buy	0.110	03/20/12	125	0	5,239
Goldman Sachs Capital Markets, L.P.	Trane Inc.	Buy	0.500	03/20/13	115	0	(285)
Goldman Sachs Capital Markets, L.P.	Tyco International. Ltd.	Buy	0.440	03/20/12	75	0	1,361
Goldman Sachs Capital Markets, L.P.	Union Pacific Corporation	Buy	0.260	03/20/12	65	0	566
JP Morgan Chase Bank, N.A.	Nordstrom, Inc.	Buy	1.070	03/20/18	150	0	4,997
JP Morgan Chase Bank, N.A.	The Pepsi Bottling Group, Inc.	Buy	0.580	03/20/13	180	0	(727)

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

			Pay/
			Receive		Notional
		Buy/Sell	Fixed	Expiration	Amount	Upfront
Counterparty	Reference Entity	Protection	Rate	Date	(000)	Payments	Value

JP Morgan Chase Bank, N.A.	The Pepsi Bottling Group, Inc.	Buy	0.630%	03/20/13	$220	$0	$(1,370)
Lehman Brothers Special Financing Inc.*	Goodrich Corporation	Buy	0.460	03/20/18	125	0	1,920
Merrill Lynch International	Carnival Corporation	Buy	1.600	03/20/18	105	0	(1,548)
Merrill Lynch International	Eaton Corporation	Buy	0.920	03/20/18	285	0	(600)
UBS AG Company	Eli Lilly and	Buy	0.300	03/20/13	470	0	(1,874)
UBS AG Materials, Inc.	Martin Marietta	Buy	1.730	03/20/18	195	0	6,738
UBS AG Materials, Inc.	Martin Marietta	Buy	1.780	03/20/13	290	0	4,148
UBS AG Corporation	Textron Financial	Buy	1.010	03/20/13	100	0	1,974
UBS AG Corporation	Textron Financial	Buy	1.060	03/20/13	310	0	5,249
UBS AG	Trane Inc.	Buy	0.500	03/20/13	335	0	(831)
UBS AG	Trane Inc.	Buy	0.600	03/20/18	350	0	(735)

						0	28,816

Goldman Sachs Capital Markets, L.P.	Dow Jones CDX NA IG 9	Sell	0.600	12/20/12	275	(7,837)	(9,287)
Goldman Sachs Capital Markets, L.P.	Dow Jones CDX NA IG 9	Sell	0.800	12/20/17	595	(19,933)	(24,657)
Goldman Sachs Capital Markets, L.P.	Dow Jones CDX NA IG 10	Sell	1.550	06/20/13	1,420	8,103	8,333
Goldman Sachs Capital Markets, L.P.	Dow Jones CDX NA IG HVOL 9	Sell	1.400	12/20/12	570	(32,287)	(49,395)
Goldman Sachs Capital Markets, L.P.	Dow Jones CDX NA IG HVOL 9	Sell	1.400	12/20/12	595	(32,989)	(51,561)
Goldman Sachs Capital Markets, L.P.	Dow Jones CDX NA IG HVOL 9	Sell	1.400	12/20/12	595	(34,765)	(51,589)
Goldman Sachs Capital Markets, L.P.	Dow Jones CDX NA IG HVOL 9	Sell	1.400	12/20/12	1,285	(75,878)	(111,355)
JP Morgan Chase Bank, N.A.	Dow Jones CDX NA IG 9	Sell	0.600	12/20/12	1,445	(49,782)	(48,750)
JP Morgan Chase Bank, N.A.	SLM Corporation	Sell	4.950	03/20/13	175	0	(1,349)
Lehman Brothers Special Financing Inc.*	Dow Jones CDX NA IG 9	Sell	0.600	12/20/12	505	(9,680)	(17,054)
Lehman Brothers Special Financing Inc.*	Dow Jones CDX NA IG 9	Sell	0.600	12/20/12	265	(5,817)	(8,949)
Merrill Lynch International	SLM Corporation	Sell	5.000	03/20/13	175	0	(1,032)

						(260,865)	(366,645)

Total Credit Default Swaps						$(260,865)	$(337,829)

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

Interest Rate Swaps

		Pay/
		Receive			Notional
		Floating	Fixed	Expiration	Amount
Counterparty	Floating Rate Index	Rate	Rate	Date	(000)	Value

Bank of America, N.A.	USD-LIBOR BBA	Pay	4.148%	06/09/13	$20,975	$216,064
Bank of America, N.A.	USD-LIBOR BBA	Pay	4.195	06/03/13	3,500	44,880
Bank of America, N.A.	USD-LIBOR BBA	Pay	4.983	04/15/18	6,585	(14,224)
Bank of America, N.A.	USD-LIBOR BBA	Pay	5.070	04/14/18	5,620	5,789
Bank of America, N.A.	USD-LIBOR BBA	Pay	5.370	02/12/18	2,910	37,161
Bank of America, N.A.	USD-LIBOR BBA	Pay	5.558	07/24/23	27,411	231,623
Citibank, N.A.	USD-LIBOR BBA	Pay	3.772	04/24/13	3,200	6,396
Citibank, N.A.	USD-LIBOR BBA	Pay	4.470	01/10/18	2,000	7,530
Citibank, N.A.	USD-LIBOR BBA	Pay	5.333	05/22/17	750	61,270
Citibank, N.A.	USD-LIBOR BBA	Pay	5.368	05/23/17	750	63,202
Citibank, N.A.	USD-LIBOR BBA	Pay	5.414	05/25/17	1,725	151,179
Citibank, N.A.	USD-LIBOR BBA	Pay	5.440	05/29/17	1,175	105,047
Citibank, N.A.	USD-LIBOR BBA	Pay	5.020	09/11/17	450	27,965
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Pay	4.958	07/24/18	14,908	221,332
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Pay	5.239	07/09/23	4,650	48,094
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Pay	5.240	07/10/23	4,225	43,946
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Pay	5.268	07/02/23	28,495	329,412
Goldman Sachs Capital Markets, L.P.	USD-LIBOR BBA	Pay	5.340	05/24/17	900	73,958
Goldman Sachs Capital Markets, L.P.	USD-LIBOR BBA	Pay	5.630	02/28/18	18,575	411,065
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	4.070	05/16/13	19,935	297,216
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	4.274	06/02/13	3,790	62,451
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	4.476	01/08/18	1,500	6,491
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	4.968	11/06/17	40,000	2,166,384
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	5.088	09/11/17	1,100	74,324
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	5.164	09/20/17	500	36,300
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	5.340	05/24/17	900	73,920
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	5.370	05/23/17	750	63,373

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

		Pay/
		Receive			Notional
		Floating	Fixed	Expiration	Amount
Counterparty	Floating Rate Index	Rate	Rate	Date	(000)	Value

JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Pay	5.448%	05/29/17	$1,175	$105,753
Merrill Lynch Capital Services, Inc.	USD-LIBOR BBA	Pay	5.000	04/15/18	8,790	(13,361)

						4,944,540

Bank of America, N.A.	USD-LIBOR BBA	Receive	4.169	08/04/13	23,950	(194,847)
Bank of America, N.A.	USD-LIBOR BBA	Receive	4.670	08/04/18	18,365	(301,214)
Bank of America, N.A.	USD-LIBOR BBA	Receive	5.380	07/24/18	21,298	(237,686)
Bank of America, N.A.	USD-LIBOR BBA	Receive	5.470	04/14/23	7,200	(43,992)
Bank of America, N.A.	USD-LIBOR BBA	Receive	5.815	02/12/23	3,736	(59,851)
Bank of America, N.A.	USD-LIBOR BBA	Receive	5.380	04/15/23	7,985	(28,506)
Citibank, N.A.	USD-LIBOR BBA	Receive	4.730	12/27/17	1,425	(35,669)
Citibank, N.A.	USD-LIBOR BBA	Receive	5.288	09/28/17	550	(45,141)
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Receive	4.860	07/10/18	3,365	(33,618)
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Receive	4.861	07/09/18	3,705	(37,287)
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Receive	4.934	07/01/18	22,745	(316,329)
Deutsche Bank AG Frankfurt	EUR-EURIBOR Reuters	Receive	5.188	07/24/23	18,686	(153,514)
Goldman Sachs Capital Markets, L.P.	USD-LIBOR BBA	Receive	6.035	02/28/23	23,835	(529,614)
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	5.253	10/11/17	600	46,917
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	4.242	01/22/18	2,425	35,728
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	4.408	05/01/18	21,825	(168,089)
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	4.519	02/19/18	3,500	(19,012)
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	4.621	02/22/18	3,500	(46,125)
JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	5.233	09/27/17	500	(36,752)

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Portfolio of Investments  ■  August 31, 2008  continued

		Pay/
		Receive			Notional
		Floating	Fixed	Expiration	Amount
Counterparty	Floating Rate Index	Rate	Rate	Date	(000)	Value

JP Morgan Chase Bank, N.A.	USD-LIBOR BBA	Receive	5.300%	09/28/17	$550	$(45,630)
Merrill Lynch Capital Services, Inc.	USD-LIBOR BBA	Receive	5.395	04/16/23	11,215	(44,748)

						(2,294,979)

Total Interest Rate Swaps						2,649,561

Swap Collateral Received From Counterparty
Citibank, N.A.						(250,000)
JP Morgan Chase Bank, N.A.						(2,530,000)

Total Swap Collateral Received						(2,780,000)

Total Swap Agreements						$(468,268)

*	On September 15, 2008, Lehman Brothers Holdings, Inc. filed for bankruptcy. Subsequently, the Fund has effectively closed these transactions and has recorded a net payable to Lehman Brothers Holdings, Inc. regarding these contracts in the amount of $40,722.

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2008

Assets:
Total Investments (including repurchase agreements of $27,235,000) (Cost $358,726,961)	$335,699,525
Cash	42,451
Receivables:
Investments Sold	7,522,251
Interest	1,479,501
Fund Shares Sold	976,485
Swap Contracts	285,432
Other	33,146

Total Assets	346,038,791

Liabilities:
Payables:
Investments Purchased	74,502,242
Fund Shares Repurchased	699,865
Investment Advisory Fee	103,953
Distributor and Affiliates	60,326
Income Distributions	26,345
Variation Margin on Futures	2,450
Swap Contracts	753,700
Trustees’ Deferred Compensation and Retirement Plans	18,887
Accrued Expenses	138,450

Total Liabilities	76,306,218

Net Assets	$269,732,573

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$301,933,900
Accumulated Undistributed Net Investment Income	668,608
Accumulated Net Realized Loss	(12,529,557)
Net Unrealized Depreciation	(20,340,378)

Net Assets	$269,732,573

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $91,796,393 and 10,138,091 shares of beneficial interest issued and outstanding)	$9.05
Maximum sales charge (4.75%* of offering price)	0.45

Maximum offering price to public	$9.50

Class B Shares:
Net asset value and offering price per share (Based on net assets of $8,644,594 and 959,559 shares of beneficial interest issued and outstanding)	$9.01

Class C Shares:
Net asset value and offering price per share (Based on net assets of $17,173,753 and 1,908,540 shares of beneficial interest issued and outstanding)	$9.00

Class I Shares:
Net asset value and offering price per share (Based on net assets of $152,117,833 and 16,791,427 shares of beneficial interest issued and outstanding)	$9.06

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Statements  continued

Statement of Operations
For the Year Ended August 31, 2008

Investment Income:
Interest	$11,800,599

Expenses:
Investment Advisory Fee	826,626
Distribution (12b-1) and Service Fees
Class A	178,492
Class B	61,732
Class C	147,813
Offering Cost	120,491
Accounting and Administrative Expenses	114,512
Transfer Agent Fees	91,021
Professional Fees	81,412
Custody	73,175
Registration Fees	73,096
Trustees’ Fees and Related Expenses	20,241
Reports to Shareholders	9,892
Other	22,613

Total Expenses	1,821,116
Expense Reduction	324,998
Less Credits Earned on Cash Balances	5,910

Net Expenses	1,490,208

Net Investment Income	$10,310,391

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Futures	$493,523
Foreign Currency Transactions	22,309
Options	(89,763)
Swap Contracts	(150,695)
Investments	(12,588,358)

Net Realized Loss	(12,312,984)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(138,769)

End of the Period:
Swap Contracts	2,572,597
Futures	114,473
Foreign Currency Translation	(12)
Investments	(23,027,436)

(20,340,378)

Net Unrealized Depreciation During the Period	(20,201,609)

Net Realized and Unrealized Loss	$(32,514,593)

Net Decrease in Net Assets From Operations	$(22,204,202)

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Statements  continued

Statements of Changes in Net Assets

		For the Period
		January 26, 2007
	For The	(Commencement of
	Year Ended	Operations) to
	August 31, 2008	August 31, 2007

From Investment Activities:
Operations:
Net Investment Income	$10,310,391	$1,024,139
Net Realized Loss	(12,312,984)	(163,697)
Net Unrealized Depreciation During the Period	(20,201,609)	(138,769)

Change in Net Assets from Operations	(22,204,202)	721,673

Distributions from Net Investment Income:
Class A Shares	(3,120,248)	(364,139)
Class B Shares	(227,863)	(130,325)
Class C Shares	(595,031)	(132,799)
Class I Shares	(6,072,204)	(176,006)

	(10,015,346)	(803,269)

Distributions from Net Realized Gain:
Class A Shares	(11,452)	-0-
Class B Shares	(688)	-0-
Class C Shares	(1,965)	-0-
Class I Shares	(40,962)	-0-

	(55,067)	-0-

Total Distributions	(10,070,413)	(803,269)

Net Change in Net Assets from Investment Activities	(32,274,615)	(81,596)

From Capital Transactions:
Proceeds from Shares Sold	419,616,890	53,440,447
Net Asset Value of Shares Issued Through Dividend Reinvestment	9,678,183	218,314
Cost of Shares Repurchased	(165,039,998)	(15,825,052)

Net Change in Net Assets from Capital Transactions	264,255,075	37,833,709

Total Increase in Net Assets	231,980,460	37,752,113
Net Assets:
Beginning of the Period	37,752,113	-0-

End of the Period (Including accumulated undistributed net investment income of $668,608 and $371,145, respectively)	$269,732,573	$37,752,113

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

		January 26, 2007
	For The Year	(Commencement of
	Ended	Operations) to
Class A Shares	August 31, 2008	August 31, 2007

Net Asset Value, Beginning of the Period	$9.98	$10.00

Net Investment Income (a)	0.45	0.36
Net Realized and Unrealized Loss	(0.92)	(0.10)

Total from Investment Operations	(0.47)	0.26

Less:
Distributions from Net Investment Income	0.46	0.28
Distributions from Net Realized Gain	0.00 (c)	0.00

Total Distributions	0.46	0.28

Net Asset Value, End of the Period	$9.05	$9.98

Total Return* (b)	–4.91%	2.62% **
Net Assets at End of the Period (In millions)	$91.8	$28.7
Ratio of Expenses to Average Net Assets*	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets*	4.69%	6.10%
Portfolio Turnover	460%	91% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	0.96%	2.08%
Ratio of Net Investment Income to Average Net Assets	4.48%	4.78%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

		January 26, 2007
	For The Year	(Commencement of
	Ended	Operations) to
Class B Shares	August 31, 2008	August 31, 2007

Net Asset Value, Beginning of the Period	$9.99	$10.00

Net Investment Income (a)	0.38	0.30
Net Realized and Unrealized Loss	(0.92)	(0.07)

Total from Investment Operations	(0.54)	0.23

Less:
Distributions from Net Investment Income	0.44	0.24
Distributions from Net Realized Gain	0.00 (c)	0.00

Total Distributions	0.44	0.24

Net Asset Value, End of the Period	$9.01	$9.99

Total Return* (b)	–5.69%	2.35%	**(d)
Net Assets at End of the Period (In millions)	$8.6	$1.5
Ratio of Expenses to Average Net Assets* (e)	1.50%	1.28%	(d)
Ratio of Net Investment Income to Average Net Assets*	3.95%	5.14%	(d)
Portfolio Turnover	460%	91%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (e)	1.68%	2.68%	(d)
Ratio of Net Investment Income to Average Net Assets	3.77%	3.74%	(d)

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 8).

(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .03% for the period ended August 31, 2007.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

		January 26, 2007
	For The Year	(Commencement of
	Ended	Operations) to
Class C Shares	August 31, 2008	August 31, 2007

Net Asset Value, Beginning of the Period	$10.01	$10.00

Net Investment Income (a)	0.37	0.31
Net Realized and Unrealized Loss	(0.89)	(0.05)

Total from Investment Operations	(0.52)	0.26

Less:
Distributions from Net Investment Income	0.49	0.25
Distributions from Net Realized Gain	0.00 (c)	0.00

Total Distributions	0.49	0.25

Net Asset Value, End of the Period	$9.00	$10.01

Total Return* (b) (d)	–5.47%	2.61% **
Net Assets at End of the Period (In millions)	$17.2	$2.0
Ratio of Expenses to Average Net Assets* (d) (e)	1.45%	1.12%
Ratio of Net Investment Income to Average Net Assets* (d)	3.81%	5.31%
Portfolio Turnover	460%	91% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d) (e)	1.58%	2.52%
Ratio of Net Investment Income to Average Net Assets (d)	3.68%	3.92%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 8).

(e)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .03% for the period ended August 31, 2007.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

		January 26, 2007
	For The Year	(Commencement of
	Ended	Operations) to
Class I Shares	August 31, 2008	August 31, 2007

Net Asset Value, Beginning of the Period	$9.98	$10.00

Net Investment Income (a)	0.47	0.36
Net Realized and Unrealized Loss	(0.91)	(0.09)

Total from Investment Operations	(0.44)	0.27

Less:
Distributions from Net Investment Income	0.48	0.29
Distributions from Net Realized Gain	0.00 (c)	0.00

Total Distributions	0.48	0.29

Net Asset Value, End of the Period	$9.06	$9.98

Total Return* (b)	–4.67%	2.77% **
Net Assets at End of the Period (In millions)	$152.1	$5.6
Ratio of Expenses to Average Net Assets* (d)	0.50%	0.52%
Ratio of Net Investment Income to Average Net Assets*	4.81%	6.07%
Portfolio Turnover	460%	91% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	0.61%	1.91%
Ratio of Net Investment Income to Average Net Assets	4.70%	4.68%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.01 per share.

(d)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the period ended August 31, 2007.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2008

1. Significant Accounting Policies
The Van Kampen Core Plus Fixed Income Fund (the “Fund”) is organized as a diversified series of the Van Kampen Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return. The Fund invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly in U.S. government, corporate and mortgage securities. The Fund commenced operations on January 26, 2007. The Fund offers Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Options are valued at the last sale price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. Security Transaction Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund. The Fund may purchase and sell securities on a “when-issued”, “delayed delivery” or “forward commitment” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2008  continued

the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At August 31, 2008, the Fund had $69,335,320 of when-issued, delayed delivery or forward purchase commitments.

C. Income and Expenses Interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation No. 48 (“Fin 48”) Accounting for Uncertainty in Income Taxes, on August 31, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2008, remains subject to examination by taxing authorities.
At August 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$358,801,285

Gross tax unrealized appreciation	2,163,174
Gross tax unrealized depreciation	(25,264,934)

Net tax unrealized depreciation on investments	$(23,101,760)

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually.
The tax character of distributions paid during the fiscal year ended August 31, 2008 and the period ended August 31, 2007 were as follows:

	2008	2007

Distributions paid from:
Ordinary income	$10,036,254	$756,016
Long-term capital gain	55,067	-0-

	$10,091,321	$756,016

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2008  continued

Permanent differences, primarily due to paydowns on mortgage backed securities and net realized gains/losses on swap contracts, resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2008:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$2,418	$(1,002)	$(1,416)

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$781,252
Undistributed long-term capital gain	-0-

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions, post October losses of $11,658,418 which are not recognized for tax purposes until the first day of the following fiscal year, and gains and losses recognized for tax purposes on open options transactions on August 31, 2008.

F. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

G. Credits Earned on Cash Balances During the year ended August 31, 2008, the Fund’s custody fee was reduced by $5,910 as a result of credits earned on cash balances.

H. Foreign Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency, the amount realized between trade date and settlement date on securities transactions and the foreign currency portion of gain and losses on the sale of securities and the foreign currency portion of gain and losses on the sale of securities. Income and expenses are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	.375%
Over $1 billion	.300%

The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.75%, 1.50%, 1.45% and 0.50% for Classes A, B, C and I Shares, respectively. The fee waivers or expense

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2008  continued

reimbursements are voluntary and can be discontinued at any time. For the year ended August 31, 2008, the Adviser waived or reimbursed approximately $325,000 of advisory fees or other expenses.
For the year ended August 31, 2008, the Fund recognized expenses of approximately $3,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended August 31, 2008, the Fund recognized expenses of approximately $71,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2008, the Fund recognized expenses of approximately $28,000 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and trustees of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $7,800 are included in “Other” assets on the Statement of Assets and Liabilities at August 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended August 31, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $128,900 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $37,200. Sales charges do not represent expenses of the Fund.

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2008  continued

3. Capital Transactions
For the year ended August 31, 2008 and the period ended August 31, 2007, transactions were as follows:

			January 26, 2007
	For The		(Commencement of
	Year Ended		Operations) to
	August 31, 2008		August 31, 2007
	Shares	Value	Shares	Value

Sales:
Class A	11,516,834	$115,627,553	3,061,981	$30,559,200
Class B	1,129,969	11,287,816	779,988	7,798,144
Class C	3,188,209	32,162,308	820,289	8,202,347
Class I	26,071,905	260,539,213	688,329	6,880,756

Total Sales	41,906,917	$419,616,890	5,350,587	$53,440,447

Dividend Reinvestment:
Class A	300,020	$2,930,943	18,914	$188,576
Class B	22,451	217,854	1,155	11,534
Class C	44,873	436,954	1,432	14,317
Class I	618,634	6,092,432	389	3,887

Total Dividend Reinvestment	985,978	$9,678,183	21,890	$218,314

Repurchases:
Class A	(4,551,149)	$(44,060,433)	(208,509)	$(2,072,235)
Class B	(344,188)	(3,282,138)	(629,816)	(6,269,206)
Class C	(1,520,393)	(14,466,189)	(625,870)	(6,232,311)
Class I	(10,461,564)	(103,231,238)	(126,266)	(1,251,300)

Total Repurchases	(16,877,294)	$(165,039,998)	(1,590,461)	$(15,825,052)

4. Redemption Fee
Until November 3, 2008, the Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended August 31, 2008, the Fund received redemption fees of approximately $2,300, which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01. The redemption fee will no longer be applied after November 3, 2008.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $158,628,632 and $32,694,394, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $1,004,496,115 and $852,423,679, respectively.

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2008  continued

6. Mortgage Backed Securities
The Fund may invest in various types of Mortgage Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Some of these securities are guaranteed by federally sponsored agencies—Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of United States. A Collateralized Mortgage Obligation (CMO) is a bond, which is collateralized by a pool of MBS’s.
These securities derive their value from or represent interests in a pool of mortgages, or mortgage securities. Mortgage securities are subject to prepayment risk—the risk that, as mortgage interest rates fall, borrowers will refinance and “prepay” principal. A fund holding mortgage securities that are experiencing prepayments may have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance resulting in lower prepayments. This can effectively extend the maturity of a fund’s mortgage securities resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.
To the extent a fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.
An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

7. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Summarized below are the specific types of derivative financial instruments used by the Fund.

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2008  continued

A. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds or Notes. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended August 31, 2008, were as follows:

Contracts

Outstanding at August 31, 2007	211
Futures Opened	6,901
Futures Closed	(6,522)

Outstanding at August 31, 2008	590

B. Option Contracts An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.
The Fund may write covered call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying securities to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2008  continued

Transactions in written call options were as follows:

	Number of	Premium
	Contracts	Received

Options Outstanding at August 31, 2007	-0-	-0-
Options Written	578	287,468
Options Terminated in Closing Purchase Transactions	(578)	(287,468)
Options Exercised	-0-	-0-
Options Expired	-0-	-0-

Options Outstanding at August 31, 2008	-0-	-0-

C. Swap Contracts The Fund may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments, to the buyer in the event of an adverse credit event of the issuer. The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.
The Fund may also enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the periodic payments, the net amount is recorded as

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2008  continued

realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39: Offsetting of Amounts Related to Certain Contracts an Interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

8. Distributions and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $56,181 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

9. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Accounting Pronouncements
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of August 31, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to

Van Kampen Core Plus Fixed Income Fund
Notes to Financial Statements  ■  August 31, 2008  continued

develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Van Kampen Core Plus Fixed Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Core Plus Fixed Income Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Core Plus Fixed Income Fund (the Fund), including the portfolio of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the year then ended and for the period from January 26, 2007 (commencement of operations) through August 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Core Plus Fixed Income Fund at August 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from January 26, 2007 (commencement of operations) through August 31, 2007, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 21, 2008

Van Kampen Core Plus Fixed Income Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Jerry W. Miller
President and Principal Executive Officer
Dennis Shea
Vice President
Kevin Klingert
Vice President
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606-4301

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2008. The fund designated and paid $55,067 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Core Plus Fixed Income Fund
Trustee and Officer Information

The business and affairs of each Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (63) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2005	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Core Plus Fixed Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2005	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (67) CAC, L.L.C. 4350 La Jolla Village Drive Suite 980 San Diego, CA 92122-6223	Trustee	Trustee since 2005	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Core Plus Fixed Income Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy†† (60) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2005	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (56) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2005	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2005	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Core Plus Fixed Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2005	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2005	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Core Plus Fixed Income Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2005	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Core Plus Fixed Income Fund
Trustee and Officer Information continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2005	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	71	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

††	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Core Plus Fixed Income Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Jerry W. Miller (47) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex and Director of Van Kampen Investments since June 2008. President and Chief Executive Officer of Van Kampen Investments and Director, Managing Director, Chief Executive Officer and President of Van Kampen Funds, Inc. since March 2008. Central Division Director for Morgan Stanley’s Global Wealth Management Group from March 2006 to June 2008. Previously, Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Dennis Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2006	Managing Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., the Adviser and Van Kampen Advisors Inc. Chief Investment Officer-Global Equity of the same entities since February 2006. Vice President of Morgan Stanley Institutional and Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley from April 2000 to February 2006.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2005	Managing Director and General Counsel - U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Van Kampen Core Plus Fixed Income Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2005	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2005	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza — Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Van Kampen Core Plus Fixed Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen Core Plus Fixed Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Core Plus Fixed Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

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Van Kampen Core Plus Fixed Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

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Van Kampen Core Plus Fixed Income Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

122, 222, 322, 622
CPFIANN 10/08
IU08-05138P-Y08/08

Item 2. Code of Ethics.
(a)	The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2008 and the general counsel’s designee set forth in Exhibit C was amended in January 2008. Both editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2008

	Registrant		Covered Entities(1)
Audit Fees	$34,400		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$3,400	(3)	$144,357	(4)
All Other Fees	$0		$694,038	(5)
Total Non-Audit Fees	$3,400		$1,138,595

Total	$37,800		$1,138,595
2007

	Registrant		Covered Entities(1)
Audit Fees	$31,000		N/A

Non-Audit Fees
Audit-Related Fees	$0		$781,800	(2)
Tax Fees	$3,100	(3)	$63,070	(4)
All Other Fees	$0		$157,910	(5)
Total Non-Audit Fees	$3,100		$1,002,780

Total	$34,100		$1,002,780

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
•	Van Kampen Investments Inc.

•	Van Kampen Asset Management

•	Van Kampen Advisors Inc.

•	Van Kampen Funds Inc.

•	Van Kampen Investor Services Inc.

•	Morgan Stanley Investment Management Inc.

•	Morgan Stanley Trust Company

•	Morgan Stanley Investment Management Ltd.

•	Morgan Stanley Investment Management Company

•	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Trust

By:	/s/ Jerry W. Miller
	Name:	Jerry W. Miller
	Title:	Principal Executive Officer
Date: October 23, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jerry W. Miller
	Name:	Jerry W. Miller
	Title:	Principal Executive Officer
Date: October 23, 2008

By:	/s/ Stuart N. Schuldt
	Name:	Stuart N. Schuldt
	Title:	Principal Financial Officer
Date: October 23, 2008